Date and Time: November 22, 2006 01:50 PM Pacific Time

Ministry of Finance Corporate and Personal Property Registries www.corporateonline.gov.bc.ca	Mailing Address: PO BOX 9431 Stn Prov Govt. Victoria BC V8W 9V3	Location: 2nd Floor - 940 Blanshard St. Victoria BC 250 356-8626

Transition Application

FORM 43
BUSINESS CORPORATIONS ACT
Section 437

FILING DETAILS:	Transition Application for:
TERYL GOLD INC.

Filed Date and Time:	September 15, 2004 10:51 AM Pacific Time

Transition Date and	Transitioned on September 15, 2004 10:51 AM Pacific Time
Time:

TRANSITION APPLICATION

This confirms there has been filed with the registrar all records necessary to ensure that the information in the corporate registry respecting the directors of the company is, immediately before the transition application is submitted to the registrar for filing, correct.

Incorporation Number:	Name of Company:
BC0210187	TERYL GOLD INC.

NOTICE OF ARTICLES

Name of Company:

TERYL GOLD INC.

BC0210187 Page: 1 of 3

REGISTERED OFFICE INFORMATION
Mailing Address:	Delivery Address:
1103 - 11871 HORSESHOE WAY	1103 - 11871 HORSESHOE WAY
RICHMOND BC V7A 5H5	RICHMOND BC V7A 5H5
CANADA	CANADA

RECORDS OFFICE INFORMATION
Mailing Address:	Delivery Address:
1103 - 11871 HORSESHOE WAY	1103 - 11871 HORSESHOE WAY
RICHMOND BC V7A 5H5	RICHMOND BC V7A 5H5
CANADA	CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
LORETTE, JENNIFER
Mailing Address:	Delivery Address:
1103-11871 HORSESHOE WAY	1103-11871 HORSESHOE WAY
RICHMOND BC V7A 5H5	RICHMOND BC V7A 5H5
CANADA	CANADA

Last Name, First Name, Middle Name:
VAN OORD, MONIQUE
Mailing Address:	Delivery Address:
1103-11871 HORSESHOE WAY	1103-11871 HORSESHOE WAY
RICHMOND BC V7A 5H5	RICHMOND BC V7A 5H5
CANADA	CANADA

Last Name, First Name, Middle Name:
ROBERTSON, SUSANNE M.
Mailing Address:	Delivery Address:
4040 AMUNDSEN PLACE	4040 AMUNDSEN PLACE
RICHMOND BC V7C 4L8	RICHMOND BC V7C 4L8
CANADA	CANADA

Last Name, First Name, Middle Name:
ROBERTSON, JOHN G.
Mailing Address:	Delivery Address:
1103-11871 HORSESHOE WAY	1103-11871 HORSESHOE WAY
RICHMOND BC V7A 5H5	RICHMOND BC V7A 5H5
CANADA	CANADA

PRE-EXISTING COMPANY PROVISIONS

The Pre-existing Company Provisions apply to this company.

BC0210187 Page: 2 of 3

AUTHORIZED SHARE STRUCTURE
1. 100,000,000	Common Shares	Without Par Value

Without Special Rights or
Restrictions attached
2. 5,000,000	Preferred Shares	With a Par Value of
1.00 Canadian Dollar(s) each

With Special Rights or
Restrictions attached

BC0210187 Page: 3 of 3

Date and Time: November 22, 2006 01:48 PM Pacific Time

Ministry of Finance Corporate and Personal Property Registries www.corporateonline.gov.bc.ca	Mailing Address: PO BOX 9431 Stn Prov Govt. Victoria BC V8W 9V3	Location: 2nd Floor - 940 Blanshard St. Victoria BC 250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: September 15, 2004 10:51 AM Pacific Time

Incorporation Number:	BC0210187

Recognition Date: Incorporated on May 23, 1980

NOTICE OF ARTICLES

Name of Company:

TERYL GOLD INC.

REGISTERED OFFICE INFORMATION
Mailing Address:	Delivery Address:
1103 - 11871 HORSESHOE WAY	1103 - 11871 HORSESHOE WAY
RICHMOND BC V7A 5H5	RICHMOND BC V7A 5H5
CANADA	CANADA

RECORDS OFFICE INFORMATION
Mailing Address:	Delivery Address:
1103 - 11871 HORSESHOE WAY	1103 - 11871 HORSESHOE WAY
RICHMOND BC V7A 5H5	RICHMOND BC V7A 5H5
CANADA	CANADA

BC0210187 Page: 1 of 3

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
LORETTE, JENNIFER
Mailing Address:	Delivery Address:
1103-11871 HORSESHOE WAY	1103-11871 HORSESHOE WAY
RICHMOND BC V7A 5H5	RICHMOND BC V7A 5H5
CANADA	CANADA

Last Name, First Name, Middle Name:
VAN OORD, MONIQUE
Mailing Address:	Delivery Address:
1103-11871 HORSESHOE WAY	1103-11871 HORSESHOE WAY
RICHMOND BC V7A 5H5	RICHMOND BC V7A 5H5
CANADA	CANADA

Last Name, First Name, Middle Name:
ROBERTSON, SUSANNE M.
Mailing Address:	Delivery Address:
4040 AMUNDSEN PLACE	4040 AMUNDSEN PLACE
RICHMOND BC V7C 4L8	RICHMOND BC V7C 4L8
CANADA	CANADA

Last Name, First Name, Middle Name:
ROBERTSON, JOHN G.
Mailing Address:	Delivery Address:
1103-11871 HORSESHOE WAY	1103-11871 HORSESHOE WAY
RICHMOND BC V7A 5H5	RICHMOND BC V7A 5H5
CANADA	CANADA

PRE-EXISTING COMPANY PROVISIONS

The Pre-existing Company Provisions apply to this company.

AUTHORIZED SHARE STRUCTURE
1. 100,000,000	Common Shares	Without Par Value

Without Special Rights or
Restrictions attached
2. 5,000,000	Preferred Shares	With a Par Value of
1.00 Canadian Dollar(s) each

With Special Rights or
Restrictions attached

BC0210187 Page: 2 of 3

BC0210187 Page: 3 of 3